                                                                      EXHIBIT 99

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
 Chrysler Financial                                                                   Distribution Date:                     11/6/01
 DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
       Payment Determination Statement Number                                        8.00
       Distribution Date                                                          11/6/01

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                             -------------------                  ----------------
            Collections Period                                                    10/1/01                            10/31/01
            Accrual Period                                                        10/9/01                             11/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            28


                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                            $ AMOUNT

       Pool Balance - Beginning of Period                                         114,286                    1,590,230,638.95
       Collections of Installment Principal                                                                     39,764,357.51
       Collections Attributable to Full Payoffs                                                                 19,525,355.92
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                         8,016,525                        2,255,748.20
                                                                                                  ----------------------------

       Pool Balance - End of Period                                               112,552                    1,528,685,177.32
                                                                                                  ============================



       POOL STATISTICS                                                                                   END OF PERIOD
                                                                                                  ----------------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.77

       Ending O/C Amount                                                                                        94,528,698.58
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

       CUMULATIVE NET LOSSES                                                 2,497,075.60                        3,350,566.83
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.01
       Cumulative Recovery Ratio                                                                                         0.67
       60+ Days Delinquency Amount                                                                               6,262,283.63
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         44.51
       Weighted Average Seasoning (months)                                                                              12.65




 Chrysler Financial                                                           Distribution Date:                             11/6/01
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

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
 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)              PAGE 2 OF 2

-----------------------------------------------------------------------------------------------
Cash Sources
      Collections of Installment Principal                       39,764,357.51
      Collections Attributable to Full Payoffs                   19,525,355.92
      Principal Amount of Repurchases                                        -
      Recoveries on Loss Accounts                 5,519,449.71    1,402,256.97

      Collections of Interest                                     9,107,462.22
      Investment Earnings                                            83,190.93
      Reserve Account                                             4,651,165.00
      Total Sources                                              74,533,788.55
                                                                ---------------
                                                                ===============

Cash Uses
      Servicer Fee                                                1,325,192.20
      Note Interest                                               6,113,863.68
      Reserve Fund                                                4,651,165.00
      O/C Release to Seller                                       4,962,075.57
      Note Principal                                             57,481,492.10
      Total Cash Uses                                            74,533,788.55
                                                                ---------------
                                                                ===============

Administrative Payment
TOTAL PRINCIPAL AND INTEREST SOURCES                             74,533,788.55
--------------------------------------
Investment Earnings in Trust Account                                (83,190.93)
Daily Collections Remitted                                      (66,291,488.82)
Cash Reserve in Trust Account                                    (4,651,165.00)
Servicer Fee (withheld)                                          (1,325,192.20)
O/C Release to Seller                                            (4,962,075.57)
                                                                ---------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT                        (2,779,323.97)
                                                                ===============
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
 O/C Release                  (Prospectus pg S16)
 POOL BALANCE                                          1,528,685,177.32
 -------------
 Yield Supplement O/C Amount                             (34,772,178.63)
 Adjusted Pool Balance                                 1,493,912,998.69

 Total Securities                                      1,434,156,478.74
                                                      ------------------
                                                      ==================
 Adjusted O/C Amount                                      59,756,519.95

 O/C Release Threshold                                    59,756,519.95

 O/C Release Period?          (A1 Notes Matured)  Yes

 O/C Release                                                ,962,075.57

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
                                                 Beginning             Ending               Principal       Principal per
                                                  Balance              Balance                Payment          $1000 Face
                                              -----------------  -----------------------------------------------------------
 NOTES & CERTIFICATES
 Class A-1  300,000,000.00  @   5.095%                       -                   -                    -               -
 Class A-2  790,000,000.00  @   4.98%           721,171,970.84      663,690,478.74        57,481,492.10           72.76
 Class A-3  370,000,000.00  @   5.16%           370,000,000.00      370,000,000.00                    -               -
 Class A-4  340,000,000.00  @   5.40%           340,000,000.00      340,000,000.00                    -               -
 Certificates                                    60,466,000.00       60,466,000.00                    -               -
                                              -----------------  ---------------------------------------
     Total Securities                         1,491,637,970.84    1,434,156,478.74        57,481,492.10
                                              =================  =======================================


                                                  Interest       Interest per
                                                    Payment       $1000 Face        Original
                                              --------------------------------
NOTES & CERTIFICATES                                        -            -        300,000,000.00
Class A-1  300,000,000.00  @   5.095%            2,992,863.68         3.79        790,000,000.00
Class A-2  790,000,000.00  @   4.98%             1,591,000.00         4.30        370,000,000.00
Class A-3  370,000,000.00  @   5.16%             1,530,000.00         4.50        340,000,000.00
Class A-4  340,000,000.00  @   5.40%                        -                      60,466,000.00
Certificates
                                              ----------------                -------------------
     Total Securities                            6,113,863.68                   1,860,466,000.00
                                              ================                ===================



Class A-1 Interest is computed on an Actual/280 Basis. Days in current period   28
                                                                             --------------
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